Press Release

Contact
Paresh Maniar
Executive Director, Investor Relations
(408) 470-5348

MAXIM REPORTS RECORD REVENUE FOR THE FOURTH QUARTER OF FISCAL 2011; INCREASES QUARTERLY DIVIDEND TO $0.22 PER SHARE

•	Revenue: $626 million

•	Gross Margin: 62.4% GAAP (63.7% excluding special expense items)

•	EPS: $0.41 GAAP ($0.45 excluding special items)

•	Cash flow from operations: $246 million, 39% of revenue

•	Cash, cash equivalents, and short term investments: $1.0 billion

•	Fiscal first quarter revenue outlook: $625 million to $655 million

SUNNYVALE, CA - July 28, 2011 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported record net revenue of $626.5 million for its fiscal 2011 fourth quarter ended June 25, 2011, a 3% increase from the $606.8 million revenue recorded in the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “Fiscal year 2011 was a great year for Maxim. We achieved strong revenue growth, improved profitability and improved cash flow from operations. We invested in growth markets by developing innovative and highly-integrated solutions organically, as well as through key acquisitions. We also added flexible manufacturing capacity in our advanced process technologies and improved our supply chain.”

Mr. Doluca added, “We are aware of the current macro economic uncertainty and are prepared to react to various revenue scenarios. However , based on multiple design wins across our end markets we are confident of our long term growth.”

Fourth Quarter, Fiscal Year 2011 Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the June quarter was $0.41. The results were affected by certain pre-tax and tax related special items which primarily consisted of:

•	$12.2 million pre-tax expense for acquisition related items

•	$5.2 million net tax impact due to international restructuring offset by a benefit from release of tax reserves
GAAP earnings per share excluding special expense items was $0.45.

Cash Flow Items
At the end of fiscal 2011 total cash, cash equivalents and short term investments was $1.0 billion, an increase of $94.0 million from the prior quarter. Notable items include:

•	Cash flow from operations: $246.3 million (39% of revenue)

•	Dividend paid: $62.1 million ($0.21 per share)

•	Stock repurchase: $59.0 million

Business Outlook
The Company's 90 day backlog at the beginning of the first fiscal quarter was $460 million. Based on our beginning backlog and expected turns, results for the September 2011 quarter are expected to be:

•	Revenue: $625 million to $655 million

•	Gross Margin: 59.5% to 62.5% GAAP (61% to 64% excluding special expense items)

•	EPS: $0.38 to $0.42 GAAP ($0.41 to $0.45 excluding special expense items)

Dividend
A cash dividend of $0.22 per share will be paid on September 6, 2011, to stockholders of record on August 23, 2011.

Conference Call
Maxim has scheduled a conference call on July 28, 2011, at 2:00 p.m. Pacific Time to discuss its financial results for the fourth quarter of fiscal year 2011 and its business outlook. To listen via telephone, dial (866) 847-7860 (toll free) or (703) 639-1427. This call will be webcast by Shareholder.com and can be accessed at Maxim's website at www.maxim-ic.com/Investor.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010
	(in thousands, except per share data)
Net revenues	$626,491	$606,775	$565,962
Cost of goods sold (1, 2, 3)	235,666	234,125	225,014
Gross profit	390,825	372,650	340,948
Operating expenses:
Research and development (1)	136,573	130,955	123,542
Selling, general and administrative (1)	74,537	73,617	67,347
Intangible asset amortization (2)	4,200	4,092	4,983
Severance and restructuring	(423)	16	(576)
Other operating (income) expenses, net (4)	(1,984)	(25)	4,569
Total operating expenses	212,903	208,655	199,865
Operating income	177,922	163,995	141,083
Interest and other (expense) income, net	(2,022)	(1,570)	1,838
Income before provision for income taxes	175,900	162,425	142,921
Provision for income taxes	50,307	26,149	84,466
Net income	$125,593	$136,276	$58,455

Earnings per share:
Basic	$0.42	$0.46	$0.19
Diluted	$0.41	$0.45	$0.19

Shares used in the calculation of earnings per share:
Basic	295,751	296,511	302,188
Diluted	303,944	304,515	306,803

Dividends paid per share	$0.21	$0.21	$0.20

SCHEDULE OF STOCK BASED COMPENSATION EXPENSES
(Unaudited)
	Three Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010
	(in thousands)
Cost of goods sold	$3,022	$3,336	$3,423
Research and development	11,922	11,743	13,983
Selling, general and administrative	6,464	6,149	7,442
Total	$21,408	$21,228	$24,848

SCHEDULE OF SPECIAL EXPENSE ITEMS
(Unaudited)
	Three Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010
	(in thousands)
Cost of goods sold:
Intangible asset amortization (2)	$7,977	$7,919	$3,995
Acquisition related inventory write up (3)	—	—	4,583
Total	$7,977	$7,919	$8,578

Operating expenses:
Intangible asset amortization (2)	$4,200	$4,092	$4,983
Severance and restructuring	(423)	16	(576)
Other operating (income) expenses, net (4)	(1,984)	(25)	4,569
Total	$1,793	$4,083	$8,976

Provision for income taxes:
Reversal of tax reserves (5)	$(1,624)	$(37,324)	$—
International restructuring (6)	6,791	15,010	33,162
Total	$5,167	$(22,314)	$33,162

(1) Includes stock-based compensation charges as shown in the Schedule of Stock Based Compensation Expenses.
(2) Includes intangible asset amortization related to acquisitions.
(3) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(4) Other operating expenses, net are primarily for gain on sales of assets held for sale, stock option related litigation and certain payroll taxes, interest and penalties.
(5) Reversal of tax reserves related to audit completion and expiration of stature of limitations.
(6) Tax provision impact due to implementation of international restructuring.

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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended June 25, 2011	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$516	$2,101	$405	$3,022
Research and development expense	2,016	8,472	1,434	11,922
Selling, general and administrative expense	1,485	4,543	436	6,464
Total	$4,017	$15,116	$2,275	$21,408

Three Months Ended March 26, 2011
Cost of goods sold	$626	$2,308	$402	$3,336
Research and development expense	2,050	8,326	1,367	11,743
Selling, general and administrative expense	1,347	4,396	406	6,149
Total	$4,023	$15,030	$2,175	$21,228

Three Months Ended June 26, 2010
Cost of goods sold	$682	$2,431	$310	$3,423
Research and development expense	3,609	9,180	1,194	13,983
Selling, general and administrative expense	2,608	4,537	297	7,442
Total	$6,899	$16,148	$1,801	$24,848

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 25, 2011	June 26, 2010
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$962,541	$826,512
Short-term investments	50,346	—
Total cash, cash equivalents and short-term investments	1,012,887	826,512
Accounts receivable, net	297,632	339,322
Inventories	237,928	206,040
Income tax refund receivable	483	83,813
Deferred tax assets	113,427	217,017
Other current assets	65,495	33,909
Total current assets	1,727,852	1,706,613
Property, plant and equipment, net	1,308,850	1,324,436
Intangible assets, net	204,263	194,728
Goodwill	265,125	226,223
Other assets	21,653	30,325
TOTAL ASSETS	$3,527,743	$3,482,325

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$110,153	$107,797
Income taxes payable	3,912	13,053
Accrued salary and related expenses	215,627	175,858
Accrued expenses	47,767	37,030
Deferred income on shipments to distributors	36,881	25,779
Accrual for litigation settlement	—	173,000
Total current liabilities	414,340	532,517
Long term debt	300,000	300,000
Income taxes payable	96,099	132,400
Deferred tax liabilities	183,715	136,524
Other liabilities	22,771	27,926
Total liabilities	1,016,925	1,129,367

Stockholders' equity:
Common stock	296	301
Retained earnings	2,524,790	2,364,598
Accumulated other comprehensive loss	(14,268)	(11,941)
Total stockholders' equity	2,510,818	2,352,958
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,527,743	$3,482,325

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010
	(in thousands)
Cash flows from operating activities:
Net income	$125,593	$136,276	$58,455
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	21,408	21,228	24,848
Depreciation and amortization	50,016	50,684	50,386
Deferred taxes	20,484	15,733	56,618
Gain from sale of property, plant and equipment	(1,797)	(51)	(318)
Tax benefit (detriment) related to stock-based compensation	2,811	33,411	(3,565)
Excess tax benefit related to stock-based compensation	(4,792)	(4,229)	(1,542)
Changes in assets and liabilities:
Accounts receivable	6,959	(11,327)	(34,686)
Inventories	(2,974)	(17,673)	(1,531)
Other current assets	16,031	44,654	(78,749)
Accounts payable	(8,621)	10,952	26,447
Income taxes payable	2,538	(70,201)	44,184
Deferred income on shipments to distributors	1,310	1,306	4,674
Accrued liabilities - goodwill and tender offer payments above fair value	—	—	(164)
All other accrued liabilities	17,308	45,934	11,943
Net cash provided by operating activities	246,274	256,697	157,000

Cash flows from investing activities:
Payments for property, plant and equipment	(48,063)	(29,593)	(43,667)
Proceeds from sales/maturities of available-for-sale securities	—	—	100,000
Acquisition	(7,811)	—	(312,784)
Purchases of available-for-sale securities	—	(49,787)	—
Proceeds from sales of property, plant and equipment	2,295	80	1,622
Other	—	—	(3,735)
Net cash used in investing activities	(53,579)	(79,300)	(258,564)

Cash flows from financing activities:
Dividends paid	(62,077)	(62,323)	(60,412)
Repurchase of common stock	(59,008)	(46,689)	(77,289)
Issuance of debt	—	—	298,578
Issuance of common stock	17,202	(2,064)	7,427
Other	4,806	4,258	1,336
Net cash used in financing activities	(99,077)	(106,818)	169,640

Net increase in cash and cash equivalents	93,618	70,579	68,076
Cash and cash equivalents:
Beginning of period	868,923	798,344	758,436
End of period	$962,541	$868,923	$826,512

Total cash, cash equivalents, and short-term investments	$1,012,887	$918,847	$826,512

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL EXPENSE ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	June 25, 2011	March 26, 2011	June 26, 2010
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special expense items:
GAAP gross profit	$390,825	$372,650	$340,948
GAAP gross profit %	62.4%	61.4%	60.2%

Special expense items:
Intangible asset amortization (1)	7,977	7,919	3,995
Acquisition related inventory write up (2)	—	—	4,583
Total special expense items	7,977	7,919	8,578
GAAP gross profit excluding special expense items	$398,802	$380,569	$349,526
GAAP gross profit % excluding special expense items	63.7%	62.7%	61.8%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special expense items:
GAAP operating expenses	$212,903	$208,655	$199,865

Special expense (income) items:
Intangible asset amortization (1)	4,200	4,092	4,983
Severance and restructuring	(423)	16	(576)
Other operating (income) expenses, net (3)	(1,984)	(25)	4,569
Total special expense items	1,793	4,083	8,976
GAAP operating expenses excluding special expense items	$211,110	$204,572	$190,889

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$125,593	$136,276	$58,455

Special expense (income) items:
Intangible asset amortization (1)	12,177	12,011	8,978
Acquisition related inventory write up (2)	—	—	4,583
Severance and restructuring	(423)	16	(576)
Other operating (income) expenses, net (3)	(1,984)	(25)	4,569
Pre-tax total special expense items	9,770	12,002	17,554
Tax effect of special items	(3,315)	(4,233)	(6,873)
Reversal of tax reserves (4)	(1,624)	(37,324)	—
International restructuring (5)	6,791	15,010	33,162
GAAP net income excluding special items	$137,215	$121,731	$102,298

GAAP net income per share excluding special items:
Basic	$0.46	$0.41	$0.34
Diluted	$0.45	$0.40	$0.33

Shares used in the calculation of earnings per share excluding special items:
Basic	295,751	296,511	302,188
Diluted	303,944	304,515	306,803

(1) Includes intangible asset amortization related to acquisitions.
(2) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(3) Other operating expenses, net are primarily for gain on sale of assets held for sale, stock option related litigation and certain payroll taxes, interest and penalties.
(4) Reversal of tax reserves related to audit completion and expiration of statute of limitations.
(5) Tax provision impact due to implementation of international restructuring.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special expense items related to intangible asset amortization; acquisition related inventory write up to fair value; severance and restructuring; gain on sales of assets held for sale; stock option related litigation; certain payroll taxes, interest and penalties; reversal of tax reserves related to audit completion and expiration of statute of limitations; and the tax provision impacts due to implementation of international restructuring. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim's current performance. Many analysts covering Maxim use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim believes these measures are important to investors in understanding Maxim's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special expense items
The use of GAAP gross profit excluding special expense items allows management to evaluate the gross margin of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization and acquisition related inventory write up to fair value. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special expense items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim's core businesses.

GAAP operating expenses excluding special expense items
The use of GAAP operating expenses excluding special expense items allows management to evaluate the operating expenses of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; severance and restructuring; gain on sales of assets held for sale; stock option related litigation; and certain payroll taxes, interest and penalties. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special expense items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; acquisition related inventory write up to fair value; gain of sales of assets held for sale, severance and restructuring; stock option related litigation; and certain payroll taxes, interest and penalties; reversal of tax reserves related to audit completion and expiration of the statute of limitations; and the tax provision impacts due to implementation of international restructuring. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's financial projections for its first quarter of fiscal 2012 ending in September 2011, which includes revenue, gross margin and earnings per share. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2010 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim
Maxim Integrated Products is a publicly traded company that designs, manufactures, and sells high-performance semiconductor products. The Company was founded over 25 years ago with the mission to deliver innovative analog and mixed-signal engineering solutions that add value to its customers' products. To date, it has developed over 6,500 products serving the industrial, communications, consumer, and computing markets.

Maxim reported revenue of approximately $2.5 billion for fiscal 2011. A Fortune 1000 company, Maxim is included in the Nasdaq 100, the Russell 1000, and the MSCI USA indices. For more information, go to www.maxim-ic.com.

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